Supplement to the
Fidelity® Emerging Markets Discovery Fund and Fidelity® Total Emerging Markets Fund
December 30, 2020
Prospectus

Effective February 1, 2021, Jane Wu no longer serves as a co-manager of each fund.

Effective September 1, 2021, Sam Polyak and Xiaoting Zhao no longer serve as co-managers of Fidelity® Emerging Markets Discovery Fund.

The disclosure contained in the "Fund Summary" section under the heading "Principal Investment Strategies" for Fidelity® Emerging Markets Discovery Fund is replaced with the following:

  Normally investing at least 80% of assets in securities of issuers in emerging markets (countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets.
  Normally investing primarily in common stocks.
  Investing in either "growth" stocks or "value" stocks or both.
  Focusing investments in small- and medium-sized companies, but also may invest substantially in larger companies.
  Allocating investments across different emerging market countries.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Effective September 1, 2021, the following information replaces similar information for Fidelity® Emerging Markets Discovery Fund found in the "Fund Summary" section under the "Investment Adviser" heading.

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

The following information supplements information for Fidelity ® Emerging Markets Discovery Fund found in the “Fund Summary” section under the heading “Portfolio Manager(s)”.

Mr. Lee became sole portfolio manager on September 1, 2021.

Effective February 1, 2021, the following information replaces similar information for Fidelity® Total Emerging Markets Fund found in the “Fund Summary” section under the “Investment Adviser” heading.

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and other investment advisers serve as sub-advisers for the fund.

Effective February 1, 2021, the following information supplements similar information for Fidelity® Total Emerging Markets Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Priyanshu Bakshi (co-manager) has managed the fund since February 2021.

Steven Kaye (co-manager) has managed the fund since February 2021.

Takamitsu Nishikawa (co-manager) has managed the fund since February 2021.

The disclosure contained in the "Investment Details" section under the heading "Principal Investment Strategies" for Fidelity® Emerging Markets Discovery Fund is replaced with the following:

The Adviser normally invests at least 80% of the fund's assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth. The Adviser normally invests the fund's assets primarily in common stocks.

Although the Adviser focuses on investing the fund's assets in securities issued by small- and medium-sized companies, the Adviser may also make substantial investments in securities issued by larger companies.

The Adviser normally allocates the fund's investments across different emerging market countries.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Effective September 1, 2021, the following information replaces similar information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. Currently FMR H.K. has day-to-day responsibility for choosing certain types of investments for Fidelity® Total Emerging Markets Fund. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Emerging Markets Discovery Fund. FMR H.K. is an affiliate of the Adviser.

Effective February 1, 2021, the following information replaces similar information found in the “Fund Management” section under the “Sub-Adviser(s)” heading.

FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. As of March 31, 2020, FMR Japan had approximately $4.2 billion in discretionary assets under management. Currently, FMR Japan has day-to-day responsibility for choosing certain types of investments for Fidelity® Total Emerging Markets Fund. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Emerging Markets Discovery Fund. FMR Japan is an affiliate of the Adviser.

The following information supplements information for Fidelity® Emerging Markets Discovery Fund found in the “Fund Management" section under the heading “Portfolio Manager(s)”.

Mr. Lee became sole portfolio manager on September 1, 2021.

Effective February 1, 2021, the following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Priyanshu Bakshi is co-manager of Fidelity® Total Emerging Markets Fund, which he has managed since February 2021. He also manages other funds. Since joining Fidelity Investments in 2015, Mr. Bakshi has worked as a research analyst, sector leader, and portfolio manager.

Steven Kaye is co-manager of Fidelity® Total Emerging Markets Fund, which he has managed since February 2021. He also manages other funds. Since joining Fidelity Investments in 1985, Mr. Kaye has worked as a research analyst, assistant director of equity research, and portfolio manager.

Takamitsu Nishikawa is co-manager of Fidelity® Total Emerging Markets Fund, which he has managed since February 2021. He also manages other funds. Since joining Fidelity Investments in 2014, Mr. Nishikawa has worked as a research analyst and portfolio manager.

EMD-TEK-21-03 1.942952.116	September 30, 2021